Exhibit 10.25

AMENDMENT NO. 2

TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of April 26, 2010, by and among EXPRESS TOPCO LLC, a Delaware limited liability company (“Borrower”); the Lenders identified on the signature pages hereto; and KKR SCF LOAN ADMINISTRATION, LLC, a Delaware limited liability company, as administrative agent (in such capacity, together with its successors in such capacity, “Administrative Agent”) for the Lenders, amends that certain Credit Agreement, dated as of June 26, 2008 (as amended, the “Credit Agreement”), by and among the Borrower; the financial institutions who are or hereafter become parties thereto as Lenders; and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS

A. WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by the Borrower of its promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Amendment to Section 2.07(a). Section 2.07(a) of the Credit Agreement is hereby amended by adding the following proviso after the table appearing in such section: “provided, that, if the Term B Loans are paid in full prior to the second year anniversary of the Closing Date substantially concurrently with, and with the proceeds of, an IPO, then the redemption price for such prepayment shall be 106.00%”.

(b) Amendment to Section 2.07(c)(iv). Section 2.07(c)(iv) of the Credit Agreement is hereby amended by deleting the reference to “50%” and replacing it with “100%”.

(c) Amendment to Section 5.01(a). Section 5.01(a) of the Credit Agreement is hereby amended by adding the following clause at the end of such Section:

“provided further for the fiscal year ended on January 30, 2010, such annual audit report and related deliveries shall not be due until June 30, 2010;”

2. Miscellaneous.

(a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

(b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission (or by electronic mail of a pdf copy) shall be effective as delivery of a manually executed counterpart thereof.

(c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

(d) Complete Agreement; Conflict of Terms. This Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

(e) Representations, Warranties and Covenants.

(i) Borrower hereby represents and warrants that this Amendment and the Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability.

(ii) Borrower hereby represents and warrants that its execution, delivery and performance of this Amendment and its performance of the Credit Agreement as amended by this Amendment, have been duly authorized by all necessary corporate action and do not: (1) contravene the terms of Borrower’s Organizational Documents, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority; (3) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of Borrower; or (5) require the consent or approval of any Governmental Authority or any other person.

(iii) Borrower hereby represents and warrants that (1) no Default or Event of Default has occurred and is continuing and (2) all of the representations and warranties of Borrower contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date of execution and delivery hereof or thereof as though made on and as of such date.

(f) Reaffirmation, Ratification and Acknowledgment; Reservation. Borrower hereby (1) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document, (2) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (3) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents, and in the case of the Pledge Agreement, the Liens created thereby, shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

(g) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(h) Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. The Borrower hereby represents and warrants to each Lender and the Administrative Agent that all authorizations, consents and approvals of the Borrower’s board of directors and shareholders, and all other persons, necessary to permit the Borrower to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lenders and the Administrative Agent to enforce such obligations, have been obtained.

(i) No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (1) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, (2) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (3) except as expressly provided herein, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(j) Administrative Agent’s Expenses. Without limiting the provisions of Section 9.03(a) of the Credit Agreement, the Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

(k) Effectiveness. This Amendment will become effective as of the date hereof when the Administrative Agent shall have received a counterpart signature page to this Amendment signed by the Borrower and the Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

EXPRESS TOPCO LLC

By:	/s/ Matt Moellering
	Name:	Matt Moellering
Title:

KKR SCF LOAN ADMINISTRATION LLC, as Administrative Agent

By:	/s/ Roshan Chagan
	Name:	Roshan Chagan
	Title:	Authorized Signatory

KKR STRATEGIC CAPITAL HOLDINGS 1-B, LTD., as a Lender

By:	/s/ Roshan Chagan
	Name:	Roshan Chagan
	Title:	Authorized Signatory

KKR STRATEGIC CAPITAL INSTITUTIONAL FUND, LTD., as a Lender

By:	/s/ Roshan Chagan
	Name:	Roshan Chagan
	Title:	Authorized Signatory

KKR STRATEGIC CAPITAL FUND MRO TRUST, as a Lender

By:	/s/ Roshan Chagan
	Name:	Roshan Chagan
	Title:	Authorized Signatory

KKR FINANCIAL HOLDINGS, LTD., as a Lender

By:	/s/ Roshan Chagan
	Name:	Roshan Chagan
	Title:	Authorized Signatory

OREGON PUBLIC EMPLOYEES RETIREMENT FUND, as a Lender

By:	/s/ Roshan Chagan
	Name:	Roshan Chagan
	Title:	Authorized Signatory

KKR STRATEGIC CAPITAL OVERSEAS FUND MRO LTD., as a Lender

By:	/s/ Roshan Chagan
	Name:	Roshan Chagan
	Title:	Authorized Signatory

MERITAGE FUND, LTD., as a Lender

By:	/s/ Nat Simons
	Name:	Nat Simons
	Title:	Authorized Person

GGC UNLEVERED CREDIT OPPORTUNITIES, LLC, a Delaware limited liability company, as a Lender

By:	/s/ David Dominik
	Name:	David Dominik
	Title:	Manager

EXPRESS INVESTMENT CORP., a Delaware corporation, as a Lender

By:	/s/ Peter Morrow
	Name:	Peter Morrow
Title:

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